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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-90045, File No. 333-77943 and File No. 333-33038 on Form S-8.


/s/ Arthur Andersen LLP
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Arthur Andersen LLP

March 23, 2000
Los Angeles, California